                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



                      Date of Report:  September 13, 1994



                            CORAM HEALTHCARE CORPORATION
- - --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                     1-11343                 33-0615337
- - --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



  4675 MacArthur Court, Suite 1250     Newport Beach, California      92660
- - --------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)



                                (714) 955-8776
- - --------------------------------------------------------------------------------
              (Registrant's telephone number including area code)


                                not applicable
- - --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




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ITEM 5.  Other Events.

                          On September 7, 1994, Coram Healthcare Corporation, a Delaware corporation (the "Registrant"), issued a press release announcing details and implementation of the Registrant's previously announced restructuring plan and the recordation of pre-tax restructuring charges. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial statements of businesses acquired.
                 --------------------------------------------

                 Inapplicable.

         (b)     Pro forma financial information (unaudited).
                 --------------------------------------------

                 Inapplicable.


         (c)     Exhibits.
                 ---------

                 99 Press Release dated September 7, 1994, announcing details and implementation of the Registrant's previously announced restructuring plan and the recordation of pre-tax restructuring charges.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 13, 1994

                                        CORAM HEALTHCARE CORPORATION



                                        By:        /s/ James M. Sweeney
                                            ----------------------------------
                                              James M. Sweeney, Chairman and
                                              Chief Executive Officer





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                                 EXHIBIT INDEX

Exhibit
  No.             Document Description              Sequentially Numbered Page
- - --------          --------------------              --------------------------

99          Press Release dated September 7,                     5
            1994, announcing details and
            implementation of the Registrant's
            previously announced restructuring
            plan and the recordation of pre-tax
            restructuring charges.





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